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EXHIBIT 8.1

								Millions
Corporate Name	$	Cons. Method	Audit	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
ELECTRICITY BUSINESS
Endesa Energia, S.A.U.		FC	(1)	Marketing of energy products	MADRID	100.00	100.00	13.0	16.0	61.0
Endesa Energia XXI, S.L.		FC	(1)	Supplementary services associated with the marketing of energy products	MADRID	100.00	100.00	0.0	0.0	48.6
SODESA-Comercializaçao de Energia Electrica, S.A.		EM	(1)	Electricity retailing	OPORTO—PORTUGAL	50.00	50.00	0.8	(0.3)	0.5
Endesa Generacion, S.A.		FC	(1)	Electric power production	SEVILLA	100.00	100.00	1,882.0	2,307.0	482.0
Aragonesa de Actividades Energeticas, S.A. (AAESA)		NC	—	Electric power production	TERUEL	100.00	100.00	0.1	1.1	0.2
Carboex, S.A.		FC	(2)	Fuel supply	MADRID	100.00	100.00	24.0	3.1	2.6
Carboex International LTD. (CIL)		FC	(2)	Marketing of fuels and other raw materials	NASSAU—ITHE BAHAMAS	100.00	100.00	0.0	1.6	1.1
Empresa Carbonifera del Sur, S.A. (ENCASUR)		FC	(2)	Exploitation of mining deposits	MADRID	100.00	100.00	18.0	67.1	3.6
Endesa Ciclos Combinados, S.L.		FC	(1)	Electric power production	MADRID	100.00	100.00	116.0	115.7	(5.2)
Energias de Aragon I, S.L. (EASA I)		FC	(1)	Transmission, distribution and sale of electricity under the rate system	ZARAGOZA	100.00	100.00	3.2	5.9	1.7
Energias de Aragon II, S.L. (EASA II)		FC	(1)	Electric power production under the special regime	ZARAGOZA	100.00	100.00	18.5	34.7	7.5
Gas y Electricidad Generacion, S.A.U.		FC	(1)	Electric power production	PALMA DE MALLORCA	100.00	100.00	213.8	168.1	41.9
Minas y Ferrocarril de Utrillas, S.A.		NC	(2)	Extraction of black lignite	BARCELONA	100.00	100.00	3.9	14.7	0.4
Union Electrica de Canarias Generacion, S.A.U.		FC	(1)	Exploitation of lignite mines	LAS PALMAS DE GRAN CANARIA	100.00	100.00	190.2	445.5	18.7
Minas Gargallo, S.L.		NC	—	Exploitation of mineral deposits	ZARAGOZA	99.91	99.91	0.2	0.1	0.1
Asociacion Nuclear Asco-Vandellos II, A.I.E.		FC	(1)	Management, operation and administration of nuclear plants	BARCELONA	85.41	85.41	19.2	0.0	0.0
Hispano-Francesa de Energia Nuclear, S.A. (HIFRENSA)		NC	(1)	Management of the Vandellós I nuclear power plant	BARCELONA	52.00	52.00	0.1	1.0	(0.3)
Nuclenor, S.A.		PC	(1)	Nuclear power production	SANTANDER	50.00	50.00	102.0	33.6	21.9
Central Nuclear Trillo, A.I.E.		NC	(1)	Management, operation and administration of a nuclear plant	MADRID	2.00	1.00	23.5	0.0	0.0
Elcogas, S.A.		NC	(1)	Electric power production	MADRID	37.93	37.93	50.0	(56.1)	1.4
Central Nuclear Almaraz, A.I.E.		PC	(1)	Management, operation and administration of a nuclear plant	MADRID	36.02	36.02	13.1	0.0	0.0
Central Termica de Anllares, A.I.E.		NC	—	Management, operation and administration of a fossil-fuel plant	MADRID	33.33	33.33	0.6	0.0	0.0
Centrales Nucleares Almaraz-Trillo, A.I.E.		NC	—	Management, operation and administration of a nuclear plant	MADRID	23.67	23.67	0.0	0.0	0.0
Endesa Red, S.A.		FC	(1)	Distribution activities	BARCELONA	100.00	100.00	730.0	832.0	701.0
Distribuidora Electrica del Puerto de la Cruz, S.A.		FC	(1)	Purchase, transmission, distribution and retailing of electricity	SANTA CRUZ DE TENERIFE	100.00	100.00	12.6	19.0	2.3
Endesa Distribución Electrica, S.L.		FC	(1)	Distribution of electricity	BARCELONA	100.00	100.00	1,204.5	1,287.2	721.8
Electrica de La Franja, S.L.		NC	—	Electric power production	BARCELONA	100.00	100.00	0.0	0.0	0.0
Transportes y Distribuc. Electricas, S.A. (TYDESA)		NC	—	Transmission of electricity	GIRONA	73.33	73.33	0.1	0.0	0.0
Electricidad de Puerto Real, S.A. (EPRESA)		NC	(1)	Supply and distribution of electricity	CADIZ	50.00	50.00	6.6	0.6	0.9
Suministradora Electrica de Cadiz, S.A. (SECASA)		NC	(1)	Supply and distribution of electricity	CADIZ	33.50	33.50	12.0	20.1	10.0
Endesa Operaciones y Servicios Comerciales, S.L.		FC	(1)	Provision of commercial services	MADRID	100.00	100.00	10.1	9.7	1.7
Hidroelectrica de Catalunya, S.L.		NC	(1)	Distribution and retailing of electricity	BARCELONA	100.00	100.00	0.1	0.5	0.8

Electrica de Lijar, S.L.	NC	(25)	Supply and distribution of electricity	CADIZ	50.00	50.00	1.1	S/D	S/D
Siepac, S.A.	NC	—	Management of the electricity interconnection system	MADRID	62.50	62.50	0.1	0.0	0.0
Cía. Operadora del Mercado Español de Electricidad, S.A. (COMEESA)	NC	(4)	Economic management of the Spanish electricity market	MADRID	5.71	5.71	S/D	S/D	S/D
Red Electrica de España, S.A. (REE)	EM	(3)	Transmission of electricity	MADRID	3.00	3.00	270.5	492.0	116.0
GAS
Endesa Gas, S.A.U.	FC	(2)	Production, distribution and retailing of gas	ZARAGOZA	100.00	100.00	45.3	42.9	6.9
Endesa Gas Transportista, S.L.	NC	(2)	Natural gas regasification and transmission	ZARAGOZA	100.00	100.00	5.0	0.0	0.0
Gas Alicante, S.A.U.	NC	(2)	Complete piped gas cycle	ALICANTE	100.00	100.00	3.9	(0.9)	0.1
Gesa Gas, S.A.U.	FC	(2)	Complete piped gas cycle	PALMA DE MALLORCA	100.00	100.00	17.1	14.6	2.6
Meridional de Gas, S.A.U. (MEGASA)	EM	(2)	Complete piped gas cycle	GRANADA	100.00	100.00	6.6	(2.2)	0.3
Gasificadora Regional Canaria, S.A.	EM	(2)	Complete piped gas cycle	LAS PALMAS DE GRAN CANARIA	65.00	65.00	0.7	0.0	(0.2)
Compañia Transportista de Gas Canarias, S.A.	NC	(2)	Gas transmission	LAS PALMAS DE GRAN CANARIA	73.93	73.93	3.2	0.0	0.0
Gas Aragon, S.A.	FC	(2)	Distribution of piped natural gas	ZARAGOZA	60.67	60.67	5.9	15.1	7.4
NQF Gas SGPS, S.A.	EM	(16)	Portfolio company	OPORTO—PORTUGAL	49.00	49.00	5.0	36.9	0.2
Distribuidora Regional del Gas, S.A.	EM	(2)	Distribution and retailing of gas	VALLADOLID	45.00	45.00	3.6	1.1	1.4
Transportista Regional de Gas, S.L.	NC	(2)	Gas infrastructure and transmission	VALLADOLID	45.00	45.00	0.7	0.2	0.4
Distrib. y Comerc. Gas Extremadura, S.A. (DICOGEXSA)	NC	(2)	Complete gas cycle	BADAJOZ	47.00	47.00	21.6	0.2	1.5
Kromschroeder, S.A.	NC	(17)	Manufacture of gas meters	BARCELONA	27.93	27.93	0.7	10.5	0.4
Endesa Generacion, S.A.
Iniciativas de Gas, S.L.	NC	—	Construction and operation of natural gas transmission and storage facilities	MADRID	40.00	40.00	0.7	(0.4)	0.0
Regasificadora del Noroeste, S.A.	NC	—	Natural gas regasification and transmission	MURGADOS—A CORUÑA	21.00	21.00	18.0	(0.4)	(0.2)
Sdad. Estudio y Prom. Gasoducto Argelia-Europa (MEDGAZ)	NC	—	Construction of a gas pipeline	MADRID	12.00	12.00	16.5	0.0	0.0
DIVERSIFICATION/COGENERATION AND RENEWABLE ENERGIES
Endesa Cogeneracion y Renovables, S.A. (ECYR)	FC	(2)	Cogeneration and renewable energies	SEVILLE	100.00	100.00	127.1	24.7	19.7
Almussafes Servicios Energeticos, S.L.	NC	(2)	Cogeneration plant management and maintenance	BARCELONA	100.00	100.00	0.0	0.0	0.4
Hidroelectrica del Santa Magdalena, S.A.	NC	(2)	Energy operations	BARCELONA	100.00	100.00	0.0	0.0	0.0
Parque Eolico A Carba, S.A.	FC	(2)	Wind-powered facility	LUGO	100.00	100.00	67.9	10.5	7.7
Parque Eolico Caños de Meca, S.A.U.	NC	(2)	Wind-powered facility	SEVILLE	100.00	100.00	1.8	0.0	0.0
Saltos del Nansa I, S.A.	FC	(2)	Production, transmission and distribution of electricity	SANTANDER	100.00	100.00	7.2	15.3	4.8
Saltos y Centrales de Catalunya, S.A.	NC	(2)	Operation of hydroelectric plants	BARCELONA	100.00	100.00	0.0	0.0	0.0
Sociedad Eolica de Tarifa, S.A.	NC	—	Construction and operation of wind-powered facilities	SEVILLE	100.00	100.00	11.2	0.0	0.0
Unelco Cogeneraciones Sanitarias del Archipielago, S.A.	FC	(2)	Cogeneration facilities at hospitals	LAS PALMAS DE GRAN CANARIA	100.00	100.00	1.2	1.7	(0.7)
Fermicaise, S.A.	NC	(2)	Cogeneration	MEJICO D.F.	99.99	99.99	0.6	(0.4)	(0.3)
Gresaise, S.A.	NC	(2)	Cogeneration	MEJICO D.F.	99.99	99.99	0.6	(0.4)	(0.2)
Italaise, S.A.	NC	(2)	Cogeneration	MEJICO D.F.	99.99	99.99	0.6	(0.3)	0.1
Electro Mariola, A.I.E.	FC	(2)	Cogeneration	MADRID	99.00	99.00	0.5	0.0	0.2
Micase, S.A.	NC	(2)	Cogeneration	MEJICO D.F.	51.00	51.00	3.8	(3.7)	(1.0)
Bioaise	NC	(1)	Production, purchase, retailing and marketing of electricity	CARTAGENA-COLOMBIA	95.00	95.00	0.6	(0.2)	(0.1)

Parque Eolico de Enix, S.A.	FC	(2)	Wind powered facility	SEVILLE	95.00	95.00	3.0	(1.1)	(0.1)
Propaise	NC	(1)	Production, purchase, sale and retailing of electricity	CARTAGENA-COLOMBIA	94.99	94.99	0.6	0.2	(0.2)
Explotaciones Eolicas Sierra La Virgen, S.A.	FC	—	Wind-powered facility	ZARAGOZA	90.00	90.00	4.2	0.0	0.0
Parque Eolico Finca de Mogan, S.A.	FC	(2)	Construction and operation of a wind-powered facility in Arico	LAS PALMAS DE GRAN CANARIA	90.00	90.00	3.8	0.7	0.2
Energetica Mataro, S.A.	NC	(2)	Construction and operation of a mud thermal treatment plant	BARCELONA	85.00	85.00	0.0	0.0	0.0
Eolicas de Agaete, S.L.	FC	(2)	Wind-powered facility	LAS PALMAS DE GRAN CANARIA	80.00	80.00	0.2	0.1	0.1
Parque Eolico de Aragon, A.I.E.	FC	(2)	Wind-powered facility	ZARAGOZA	80.00	80.00	0.6	2.1	1.9
Parque Eolico Carretera de Arinaga, S.A.	FC	(2)	Wind-powered facility	LAS PALMAS DE GRAN CANARIA	80.00	80.00	1.6	0.7	0.8
Explotaciones Eolicas de Escucha, S.A.	FC	(2)	Production, distribution and use of electricity	LAS PALMAS DE GRAN CANARIA	76.00	76.00	3.5	(0.1)	0.6
Explotaciones Eolicas El Puerto, S.A.	FC	(2)	Wind-powered facility	TERUEL	73.60	73.60	3.2	0.0	0.4
Explotaciones Eolicas Saso Plano, S.A.	NC	—	Wind-powered facility	ZARAGOZA	70.00	70.00	5.5	0.0	0.0
Parque Eolico Montes de Las Navas, S.A.	FC	(2)	Wind-powered facility	MADRID	62.50	62.50	6.5	0.6	1.3
Proyectos Eolicos Valencianos, S.A.	NC	(2)	Wind power	ALDAYA—VALENCIA	55.00	55.00	0.4	0.0	0.0
Cogeneracion del Ter, S.L.	EM	(2)	Cogeneration	BARCELONA	69.00	69.00	3.7	0.8	(0.2)
Parque Eolico de Santa Lucia, S.A.	EM	(2)	Construction, operation and administration of wind-powered facilities	LAS PALMAS DE GRAN CANARIA	65.67	65.67	0.9	0.2	0.4
Coreysa Cogeneracion, S.A.	NC	(2)	Cogeneration	SEVILLE	65.00	65.00	0.0	0.0	0.0
Relcamp, A.I.E.	EM	(2)	Cogeneration	BARCELONA	65.00	65.00	0.2	0.0	0.0
Energias de Graus, S.L.	EM	(2)	Hydroelectric power plant	BARCELONA	62.22	62.22	1.3	0.3	0.3
Eolicos de Tirajana, A.I.E.	FC	(2)	Operation of a wind-powered facility	LAS PALMAS DE GRAN CANARIA	60.00	60.00	0.0	0.0	0.2
Planta Eolica Europea, S.A. (PEESA)	FC	(2)	Wind power	MADRID	56.12	56.12	1.2	0.3	0.1
Agrupación Rubi, S.A.	NC	(2)	Treatment of urban solid waste	BARCELONA	55.00	55.00	1.6	(0.2)	(0.1)
Eolicas de Fuencaliente, S.A.	EM	(2)	Wind power	LAS PALMAS DE GRAN CANARIA	55.00	55.00	0.2	0.2	0.1
Energias de La Mancha, S.A. (ENEMANSA)	FC	(2)	Biomass	CIUDAD REAL	52.00	52.00	3.9	(0.5)	0.5
Parque Eolico Punta de Teno, S.A.	FC	(2)	Wind-powered facility	LAS PALMAS DE GRAN CANARIA	52.00	52.00	0.5	0.3	0.2
T.P. Sociedade Termica Portuguesa, S.A. (TERMIPOR)	EM	(2)	Cogeneration	LISBON—PORTUGAL	50.00	50.00	7.5	0.3	0.3
Progreen Costa, S.L.	NC	—	Treatment of urban solid waste	ZARAGOZA	80.00	80.00	1.5	(3.3)	0.0
Progreen Fuente Alamo, S.A.	NC	—	Treatment of urban solid waste	MURCIA	51.00	51.00	0.6	0.0	0.0
Progreen Torrente, S.A.	NC	—	Treatment of urban solid waste	ZARAGOZA	100.00	100.00	2.9	(0.1)	0.0
Progreen Villanueva, S.A.	NC	—	Treatment of urban solid waste	ZARAGOZA	100.00	100.00	1.9	(0.3)	0.0
Andaluza de Cogeneracion, S.A.	NC	—	Cogeneration	JAEN	50.00	50.00	0.2	0.0	0.0
Antrel, A.I.E.	EM	(2)	Cogeneration	GIRONA	50.00	50.00	0.3	0.0	0.4
Cogeneracion Tenerel—Mollet, A.I.E.	EM	(2)	Cogeneration	BARCELONA	50.00	50.00	0.6	0.0	(0.1)
Confirel, A.I.E.	EM	(3)	Cogeneration	GIRONA	50.00	50.00	0.0	0.2	0.4
Energias Alternativas del Sur, S.L.	EM	(2)	Wind power	LAS PALMAS DE GRAN CANARIA	50.00	50.00	0.6	0.3	0.1
Energias Argentinas, S.A.	NC	—	Wind power	BUENOS AIRES—ARGENTINA	50.00	50.00	0.5	(0.3)	0.0
Eolicas de Tenerife, A.I.E.	EM	(12)	Construction and operation of wind-powered facilities	TENERIFE	50.00	50.00	0.4	0.6	0.1
Ercasa Cogeneracion, S.A.	NC	(8)	Cogeneration	ZARAGOZA	50.00	50.00	0.6	0.1	0.0
Explotaciones Eolicas de Aldehuelas, S.L.	NC	(7)	Wind power	OVIEDO	50.00	50.00	0.2	0.0	0.0
Hidroelectrica del Serrado, S.L.	EM	(3)	Hydroelectric power plant	BARCELONA	50.00	50.00	0.7	0.0	0.1
Hidrorel, U.T.E.	NC	—	Hydroelectric power plant	BARCELONA	50.00	50.00	0.0	0.0	0.0

Parque Eolico A Capelada, A.I.E.	EM	(2)	Wind-powered facility	A CORUÑA	50.00	50.00	5.9	0.0	1.4
Parque Eolico de Barbanza, S.A.	EM	(2)	Wind-powered facility	MADRID	50.00	50.00	3.6	2.8	0.9
Parque Eolico de Cabo Vilano, A.I.E.	EM	(1)	Wind-powered facility	A CORUÑA	50.00	50.00	1.3	(0.1)	(0.1)
Prosamer Cogeneracion, S.L.	EM	(1)	Cogeneration	VALENCIA	50.00	50.00	1.5	0.0	0.2
Proyecto Coreysa Cogeneracion, U.T.E.	NC	—	Cogeneration	SEVILLE	50.00	50.00	0.0	0.0	0.0
Proyecto Jabugo Cogeneracion, U.T.E.	NC	—	Cogeneration	HUELVA	50.00	50.00	0.0	0.0	0.0
Proyecto Santo Rostro Cogeneracion, U.T.E.	NC	—	Cogeneration	SEVILLE	50.00	50.00	0.0	0.0	0.0
Salto de San Rafael, S.L.	NC	(22)	Hydroelectric power production	MADRID	50.00	50.00	0.5	0.2	0.0
Sociedad Eolica Los Lances, S.A.	EM	(1)	Wind power	CADIZ	50.00	50.00	2.4	0.2	0.5
Tyborel, A.I.E.	EM	(23)	Cogeneration	GIRONA	50.00	50.00	0.8	0.0	0.1
Hidricas de Viseu, S.A. (HIDRIVIS)	NC	—	Mini-hydroelectric plants	MAIA—PORTUGAL	33.00	49.00	1.0	0.0	0.0
Central Hidroelectrica Casillas, S.A.	NC	—	Hydroelectric power production	SEVILLE	49.00	49.00	0.3	0.0	0.0
Parque Eolico Sierra del Madero, S.A.	EM	(2)	Wind-powered facility	SORIA	48.00	48.00	7.2	0.8	1.5
Sociedad Eolica de Andalucia, S.A. (SEASA)	EM	(1)	Wind-powered facility	SEVILLE	46.67	46.67	4.5	2.8	0.5
Eolica Valle del Ebro, S.A.	EM	(2)	Wind power	ZARAGOZA	45.50	45.50	5.6	1.1	0.7
Anoia d'Energia, S.A.	EM	(1)	Cogeneration	BARCELONA	45.00	45.00	2.4	0.2	(0.3)
Corelcat, A.I.E.	EM	(2)	Cogeneration	LLEIDA	45.00	45.00	0.1	0.1	0.1
Releco Santiago, A.I.E.	EM	(2)	Cogeneration	HUESCA	45.00	45.00	0.3	(0.3)	0.1
Santo Rostro Cogeneracion, S.A.	NC	(2)	Cogeneration	SEVILLE	45.00	45.00	0.2	(0.3)	0.0
Termotec Energia, A.I.E.	NC	(4)	Cogeneration	VALENCIA	45.00	45.00	0.5	(0.9)	0.0
Asanefi, A.I.E.	EM	(1)	Cogeneration	BARCELONA	42.50	42.50	1.0	0.6	0.7
Erfei, A.I.E.	EM	(3)	Cogeneration	TARRAGONA	42.00	42.00	0.7	(0.1)	(0.2)
Cogeneracio J. Vilaseca, A.I.E.	EM	(24)	Cogeneration	BARCELONA	40.00	40.00	0.7	0.7	0.2
Energia de La Loma, S.A.	EM	(2)	Biomass	JAEN	40.00	40.00	4.5	0.0	0.1
Eolicas de Lanzarote, S.L.	EM	(2)	Production, distribution and supply of electric power	LANZAROTE	40.00	40.00	5.0	0.7	0.0
Eolicos de Fuerteventura, A.I.E.	EM	(2)	Management, operation and administration of a wind-powered facility	FUERTEVENTURA	40.00	40.00	0.0	0.0	1.3
Erca Cinco Villas-1, S.L.	NC	(8)	Cogeneration	ZARAGOZA	40.00	40.00	0.2	0.0	0.0
Forel, S.L.	EM	(3)	Cogeneration	BARCELONA	40.00	40.00	0.0	0.6	1.1
Tirme, S.A.	EM	(1)	Solid waste treatment	PALMA DE MALLORCA	40.00	40.00	7.7	3.6	4.6
Vapeltar, A.I.E.	NC	(4)	Cogeneration	BARCELONA	40.00	40.00	0.0	0.0	0.0
Virgen de la Bella, A.I.E.	EM	(2)	Cogeneration	HUESCA	40.00	40.00	2.4	0.0	0.1
Yedesa Cogeneracion, S.A.	NC	(2)	Cogeneration	ALMERIA	40.00	40.00	0.2	(0.2)	0.0
Minicentrales Canal Imperial—Gallur, S.L.	NC	—	Mini-hydroelectric plants	ZARAGOZA	36.50	36.50	1.2	0.0	0.0
Printerel, A.I.E.	EM	(4)	Cogeneration	BARCELONA	39.00	39.00	0.3	0.0	0.2
Fibrarel, A.I.E.	EM	(10)	Cogeneration	BARCELONA	36.55	36.55	0.0	0.0	0.2
Hidrobeira Limitada, S.L.	NC	—	Hydroelectric power plant	VISEU—PORTUGAL	35.71	35.71	S/D	S/D	S/D
Ercetesa, S.A.	NC	(8)	Cogeneration	ZARAGOZA	35.00	35.00	0.3	0.1	0.1
Compañia Eolica Tierras Altas, S.A.	EM	(2)	Wind power	SORIA	33.83	33.83	13.2	1.5	2.1
Compañia Energetica Vientos del Atlantico, S.A.	NC	—	Construction and operation of wind-powered facilities	LAS PALMAS DE GRAN CANARIA	33.33	33.33	0.1	0.0	0.0
Oxagesa, A.I.E.	EM	(4)	Cogeneration	TERUEL	33.33	33.33	0.0	0.1	0.2
Terdon Cogeneracion, S.L.	NC	(9)	Cogeneration	ZARAGOZA	33.33	33.33	0.3	0.0	0.0
Toledo P. V., A.E.I.E.	NC	(3)	Research on photovoltaic solar power plants	MADRID	33.33	33.33	0.0	0.1	0.0
Central Hidroelectrica Güejar Sierra, S.L.	EM	(5)	Hydroelectric power production	SEVILLE	33.30	33.30	0.4	0.8	0.3
Cogeneracion Hostalrich, A.I.E.	EM	(23)	Cogeneration	GIRONA	33.00	33.00	0.8	0.0	0.2
Erecosalz, S.L.	NC	—	Cogeneration	ZARAGOZA	33.00	33.00	0.0	0.0	0.0

Cogeneracion Eurohueco, A.I.E.	EM	(4)	Cogeneration	BARCELONA	30.00	30.00	3.6	0.0	0.3
Covitrel, A.I.E.	EM	(4)	Cogeneration	TARRAGONA	30.00	30.00	3.3	0.0	(0.5)
Empresa Provincial de Energia, S.A. (EPESA)	NC	—	Complete electric power cycle	HUESCA	30.00	30.00	0.6	0.0	0.0
Forsean, S.L.	EM	(3)	Cogeneration	HUELVA	30.00	30.00	0.1	2.0	0.7
Hidroescoron, S.L.	NC	—	Mini-hydroelectric plants	ZARAGOZA	30.00	30.00	0.0	0.0	0.0
Port Ecorel, A.I.E.	NC	(10)	Cogeneration	BARCELONA	30.00	30.00	0.5	(0.7)	(0.3)
Productora de Energias, S.A. (PESA)	NC	—	Mini-hydroelectric plants	BARCELONA	30.00	30.00	0.0	0.0	0.0
Relsa-Seat-Idae, U.T.E.	NC	—	Cogeneration	MADRID	30.00	30.00	0.8	1.1	(0.4)
Sistemas Energeticos La Muela, S.A.	EM	—	Wind power	ZARAGOZA	30.00	30.00	3.1	1.1	0.3
Colomer de Cogeneracio, A.I.E.	EM	(1)	Cogeneration	BARCELONA	27.50	27.50	0.7	1.0	0.4
Sati Cogeneracio, A.I.E.	EM	(1)	Cogeneration	BARCELONA	27.50	27.50	0.1	1.1	0.0
Energetica de Rossello, A.I.E.	EM	(4)	Cogeneration	BARCELONA	27.00	27.00	3.6	3.4	1.0
Ereco San Mateo, S.L.	NC	—	Cogeneration	HUESCA	27.00	27.00	0.0	0.0	0.0
Garofeica, S.A.	EM	—	Cogeneration	BARCELONA	27.00	27.00	0.7	0.5	0.1
Rofeica d'Energia, S.A.	EM	—	Cogeneration	BARCELONA	27.00	27.00	2.0	0.6	0.2
Sistemas Energeticos Mas Garullo, S.A.	EM	—	Cogeneration	ZARAGOZA	27.00	27.00	1.5	0.5	0.1
Urgell Energia, S.A.	EM	—	Cogeneration	LLEIDA	27.00	27.00	0.6	0.3	0.0
Calizas Elycar, S.L.	EM	(8)	Construction and operation of a cogeneration plant	HUESCA	25.00	25.00	1.8	0.2	0.1
Cogeneracion Tolosana, A.I.E.	EM	(4)	Cogeneration	GUIPUZCOA	25.00	25.00	0.6	0.0	0.0
Corporacion Eolica Zaragoza, S.L.	EM	—	Wind power	ZARAGOZA	25.00	25.00	2.5	0.3	0.1
Ecoenergia de Can Mata, A.I.E.	NC	(1)	Treatment of urban solid waste	MURCIA	25.00	25.00	0.2	0.1	(0.1)
Foraneto, S.L.	EM	(3)	Cogeneration	BARCELONA	25.00	25.00	0.1	0.2	(1.0)
Hidroelectrica del Piedra, S.L.	NC	(8)	Production and sale of electric power	ZARAGOZA	25.00	25.00	0.2	0.2	0.1
Puignerel, A.I.E.	EM	(15)	Cogeneration	BARCELONA	25.00	25.00	11.3	(11.3)	(0.1)
Cogeneracion El Salto, S.L.	NC	—	Cogeneration	ZARAGOZA	20.00	20.00	0.0	0.0	0.0
Cogeneracion Lipsa, S.L. (COLIPSA)	NC	(2)	Cogeneration	BARCELONA	20.00	20.00	0.7	0.2	0.1
Sotavento Galicia, S.A.	NC	(6)	Wind power	A CORUÑA	18.00	18.00	0.6	0.7	0.1
Eolicas de Canarias, S.L.	NC	—	Wind power	LAS PALMAS DE GRAN CANARIA	8.00	8.00	0.3	0.0	0.0
Minicentrales Acequia Cinco Villas, A.I.E.	NC	(9)	Mini-hydroelectric plants	ZARAGOZA	15.00	15.00	1.2	(1.1)	0.0
Minicentrales Canal de Las Bardenas, A.I.E.	NC	(13)	Mini-hydroelectric plants	ZARAGOZA	15.00	15.00	1.2	1.1	0.5
Tirmadrid, S.A.	NC	(1)	Solid waste treatment	MADRID	15.00	15.00	16.8	1.2	3.2
Allarluz, S.A.	NC	(21)	Biomass	ORENSE	12.99	12.99	1.6	(0.9)	0.0
Groberel A.I.E.	NC	(1)	Cogeneration	GIRONA	12.00	12.00	0.0	0.2	0.2
Fibrel, A.I.E.	NC	(3)	Cogeneration	GIRONA	10.00	10.00	3.3	0.7	0.2
Hisane, A.I.E.	NC	(4)	Cogeneration	TARRAGONA	10.00	10.00	0.0	0.0	0.0
Idae Opel, U.T.E.	NC	—	Cogeneration	MADRID	10.00	10.00	1.4	(0.1)	0.2
Sistemas Energeticos Mañon Ortigueira, S.A.	NC	(1)	Wind power	A CORUÑA	10.00	10.00	4.5	0.7	0.4
Tractaments i Revaloriz. de Residuos del Maresme, S.A. (TVRM)	NC	(27)	Cogeneration	BARCELONA	10.00	10.00	3.6	1.6	1.6
Vapor y Electricidad El Tejar, S.L. (VETEJAR)	NC	(26)	Construction and operation of plants fueled by farm waste	CORDOBA	8.67	8.67	1.5	0.0	0.0
Electrometalurgica del Ebro, S.A.	NC	(1)	Mini-hydroelectric plants	BARCELONA	8.60	8.60	0.1	4.1	0.0
KW Tarifa, S.A.	NC	(1)	Wind power	CADIZ	7.30	7.30	5.1	3.4	(0.8)
A. E. Ciutat Sanitaria Vall d'Hebron, A.I.E.	NC	(20)	Cogeneration	BARCELONA	6.25	6.25	1.7	0.2	0.0
Puerto Real Cogeneracion, S.A. (PRECOSA)	NC	—	Cogeneration	CADIZ	4.54	4.54	0.6	(1.4)	(1.2)
DIVERSIFICATION/WATER UTILITIES
Endesa Diversificacion, S.A.
Nueva Nuinsa	NC

Desaladora de la Costa del Sol, S.A. (DECOSOL)	NC	(3)	Water supply and desalination services	MALAGA	50.00	50.00	6.0	(23.4)	(4.4)
Sociedad General de Aguas de Barcelona, S.A. (AGBAR)	EM	(1)	Distribution and supply of potable water	BARCELONA	11.64	11.64	145.9	806.4	194.1
DIVERSIFICATION/TELECOMMUNICATIONS
Endesa Diversificacion, S.A.
Endesa Ingenieria de Telecomunicaciones I, S.L. (ENDITEL I)	EM	(1)	Consulting and engineering services	SEVILLE	100.00	100.00	5.0	3.5	1.7
Smartcom Pcs	EM	(1)	Wireless telephony operator	SANTIAGO—CHILE	100.00	100.00	626.0	(395.0)	(34.0)
Netco Redes, S.A.	FC	(1)	Telecommunications infrastructure	MADRID	50.55	50.55	6.0	68.2	7.2
Multimedia de Cable, S.A.	NC	(1)	Telecommunications	BARCELONA	38.87	38.87	11.6	(11.9)	(0.9)
AUNA Operadores de Telecomunicaciones, S.A.	EM	(1)	Telecommunications services	BARCELONA	29.61	30.18	2,197.9	110.8	(55.0)
Euskaltel, S.A.	NC	(4)	Operation and marketing of telecommunications networks and services	BILBAO	10.00	10.62	325.2	(45.0)	0.3
Retecal, S.A.	NC	—	Cable operator	VALLADOLID	0.21	0.21	87.1	(17.4)	S/D
Made Torres y Herrajes, S.A.	NC	—	Manufacture of electricity pylons and telecommunications towers	VALLADOLID	0.03	0.03	2.4	S/D	S/D
Endesa Net Factory, S.L.	FC	(1)	Complete e-commerce, Internet and new technologies cycle	MADRID	100.00	100.00	8.3	(7.0)	(5.0)
Diseño de Sistemas en Silicio, S.A. (DS2)	NC	(4)	Voice transmission solutions using the electricity system	CASTELLÓN	14.71	14.71	0.6	18.6	0.2
Eutilia, N.V.	NC	(1)	B2B market	LEIDEN—HOLLAND	9.81	9.81	0.1	5.4	(7.7)
Buongiorno Vitaminic, S.P.A.	NC	(4)	Management of Internet and wireless telephony services	MADRID	0.64	0.64	17.6	S/D	S/D
Endesa Servicios, S.L.
Mundivia, S.A.	NC	(1)	Research and operation of IT and telecommunications services	SANTANDER	85.00	85.00	0.6	1.7	0.8
Endesa Marketplace, S.A.	FC	(1)	B2B transactions using the Internet	MADRID	78.00	72.09	6.7	(2.6)	(6.4)
Sadiel, S.A.	NC	(1)	IT and electronics research and development	SEVILLE	37.50	37.50	0.7	8.2	2.6
Net Tecnologia de la Informacion, A.I.E.	NC	—	Promotion and coordination of IT and telecommunications services	MADRID	33.33	33.33	S/D	S/D	S/D
DIVERSIFICATION/OTHER
Apamea 2000, S.L.	NC	—	Electricity distribution activities	MADRID	100.00	100.00	0.0	0.0	0.0
Endesa Diversificacion, S.A.	FC	(1)	Portfolio company	MADRID	100.00	100.00	455.0	(195.0)	(26.0)
Nueva Nuinsa, S.L.	NC	(1)	Regional diversification	SEVILLE	100.00	100.00	54.6	9.4	4.1
Senda Ambiental, S.A.	EM	(1)	Recycling, clean-up and management activities at landfills	BARCELONA	100.00	100.00	0.4	0.9	0.1
Desaladora de Carboneras, U.T.E.	NC	(3)	Technical assistance and operation of desalination facilities	ALMERIA	75.00	75.00	0.0	0.0	0.0
Endesa Financiacion Filiales, S.A.	FC	(1)	Gestión de financiación de filiales	MADRID	100.00	100.00	4,621.0	4,658.0	137.0
Endesa Generacion, S. A.
Andorra Desarrollo, S.A.	NC	—	Regional development	TERUEL	100.00	100.00	0.9	0.0	0.0
Desarrollo Tecnologico Nuclear, S.L. (DTN)	NC	—	Research and development in relation to nuclear electricity facilities	MADRID	46.35	46.35	0.4	(0.1)	(0.6)
Tecnatom, S.A.	NC	—	Services for electric power production facilities	MADRID	45.00	45.00	4.0	13.1	0.7
Nuclenor, S.A.
Medidas Ambientales, S.L.	NC	—	Environmental analysis and control activities	MADRID	50.00	25.00	0.1	0.0	0.0

Gestion Aeropuerto de Burgos, S.A. (GABSA)		NC	—	Airport services	BURGOS	1.70	0.85	1.1	0.0	S/D
Miranda Plataforma Logistica, S.A.		NC	—	Infrastructure development and management in Miranda de Ebro	BURGOS	0.33	0.17	1.8	0.0	S/D
Sdad. Desarrollo Sierra Morena Cordobesa, S.A.		NC	—	Regional development	CORDOBA	1.82	1.82	14.3	S/D	S/D
Endesa North America Inc.	f	NC	—	Representation office in Europe for investors	NEW YORK—U.S.A.	100.00	100.00	0.0	0.0	0.0
Endesa Red, S.A.
Endesa Distribucion Electrica, S.L.
Agrupacion Acefhat, A.I.E.		NC	—	Integral management of works on public thoroughfares	BARCELONA	16.67	21.70	0.8	0.0	0.0
Endesa Servicios, S.L.		FC	(1)	Provision of services to companies	MADRID	100.00	100.00	85.0	0.0	6.0
Triema, S.A.	b	NC	—	Management system marketing services	BUENOS AIRES—ARGENTINA	55.00	55.00	0.0	(0.2)	(0.1)
Instituto de la Calidad, S.A.		NC	(1)	Quality-related services	SEVILLE	46.73	46.73	0.3	0.1	0.1
International Endesa, B.V. (IEBV)		FC	(1)	International financial transactions	AMSTERDAM—HOLLAND	100.00	100.00	15.0	5.0	4.0
Endesa Capital Finance, L.L.C.		FC	(1)	Issue of preferred shares	NEWARK—U.S.A.	100.00	100.00	S/D	S/D	S/D
Nubia 2000, S.L.		NC	—	Electricity generation activities	MADRID	100.00	100.00	0.0	0.0	0.0
Nueva Compañia de Distribucion Electrica 2, S.L.		NC	—	Electricity distribution activities	MADRID	100.00	100.00	0.0	0.0	0.0
Nueva Compañia de Distribucion Electrica 3, S.L.		NC	—	Electricity distribution activities	MADRID	100.00	100.00	0.0	0.0	0.0
Nueva Compañia de Distribucion Electrica 4, S.L.		NC	—	Electricity distribution activities	MADRID	100.00	100.00	0.0	0.0	0.0
Sdad. Gestion de Activos de Generacion Electrica, S.L.		NC	—	Electricity generation activities	MADRID	100.00	100.00	0.0	0.0	0.0
Sdad. Gestion de Activos de Distribucion Electrica, S.L.		NC	—	Electricity generation activities	MADRID	100.00	100.00	0.0	0.0	0.0
Teneguia Gestion Financiera, S.L.		NC	(1)	Finance	SANTA CRUZ DE TENERIFE	100.00	100.00	20.0	0.0	0.1
Teneguia Gestion Financiera, S. Comanditaria		FC	(1)	Finance	SANTA CRUZ DE TENERIFE	95.72	95.72	1,567.0	7.0	52.0
Interbolsa, S.A.		NC	—	Stockbroking	MADRID	20.00	20.00	0.0	0.0	0.0
Corporacion Empresarial de Extremadura, S.A.		NC	—	Regional promotion	BADAJOZ	2.55	2.55	S/D	S/D	S/D
Sociedad de Fomento Industrial de Extremadura, S.A. (SOFIEX)		NC	—	Regional development	BADAJOZ	0.60	0.60	S/D	S/D	S/D
LATIN AMERICA
Endesa Internacional, S.A.		FC	(1)	Endesa Group's international business lines	MADRID	100.00	100.00	2,931.0	(707.0)	83.0
Enersis S.A.	a	FC	(1)	Production and distribution of electric power	SANTIAGO—CHILE	60.62	60.62	2,227,711.0	308,213.0	12,468.0
Inversiones Distrilima, S.A. (DISTRILIMA)	d	FC	(1)	Portfolio company	LIMA—PERU	86.14	63.76	487.0	227.0	56.0
Cia. Americana de Multiserv. de Argentina, S.A.(CAM ARGENTINA)	b	FC	(1)	Construc. of electricity, postal and measur. calib. networks	BUENOS AIRES—ARGENTINA	100.00	60.62	1.0	1.0	0.0
Cia.Americana de Multiservicios del Peru, S.A.(CAM PERU)	d	FC	(1)	Purchase, sale and distribution of electricity-related products	LIMA—PERU	100.00	60.62	1.0	10.0	5.0
Cia. Americana de Multiservicios Ltda. (CAM CHILE)	a	FC	(1)	Purchase and sale of electricity products	SANTIAGO—CHILE	100.00	60.62	2,572.0	21,700.0	10,820.0

Constructora el Gobernador Ltda.	a	FC	(1)	Construction, operation and marketing of construction work	SANTIAGO—CHILE	100.00	60.62	19.0	11.0	0.0
Enersis Energia de Colombia, S.A.	e	FC	(1)	Portfolio company	BOGOTA—COLOMBIA	100.00	60.62	S/D	S/D	S/D
Enersis Internacional	a	FC	(1)	Portfolio company	GRAND CAYMAN—CAYMAN ISLANDS	100.00	60.62	204,681.0	132,159.0	(36,689.0)
Inmobiliaria Manso de Velasco Ltda.	a	FC	(1)	Lease and administration of movable property	SANTIAGO—CHILE	100.00	60.62	5,849.0	34,837.0	1,307.0
Sociedad Agricola El Gobernador Ltda.	a	FC	(1)	Exploitation of farm land	SANTIAGO—CHILE	100.00	60.62	29.0	14.0	0.0
Synapsis Argentina, S.A.	b	FC	(1)	IT services	BUENOS AIRES—ARGENTINA	100.00	60.62	0.0	0.0	9.0
Synapsis Brasil Ltda.	c	FC	(1)	IT services	RIO DE JANEIRO—BRAZIL	100.00	60.62	0.0	1.0	9.0
Synapsis Colombia Ltda.	e	FC	(1)	IT services	BOGOTA—COLOMBIA	100.00	60.62	238.0	2,911.0	3,076.0
Synapsis Peru, S.A.	d	FC	(1)	IT and telecommunications services and products	LIMA—PERU	100.00	60.62	1.0	1.0	1.0
Synapsis Soluciones y Servicios, Ltda.	a	FC	(1)	Supply and marketing of computer hardware	SANTIAGO—CHILE	100.00	60.62	3,944.0	335.0	5,943.0
CAM Brasil Multiservicios Ltda. (CAM BRASIL)	c	FC	(1)	Purchase, sale and dist. of electricity-related products	BRAZIL	99.99	60.62	330.0	(136.0)	409.0
Cia. Americana de Multiserv. de Colombia, S.A. (CAM COLOMBIA)	e	FC	(1)	Technical calibration and measurement services	BOGOTA—COLOMBIA	99.99	60.62	1,616.0	6,380.0	3,991.0
Luz de Rio Ltda.	c	FC	(1)	Portfolio company	RIO DE JANEIRO—BRAZIL	100.00	60.02	1.0	(255.0)	41.0
Chilectra Internacional	a	FC	(3)	Portfolio company	GRAND CAYMAN—CAYMAN ISLANDS	100.00	59.57	66,998.0	26,982.0	(6,440.0)
Chilectra S.A.	a	FC	(3)	Distribution and sale of electricity	SANTIAGO—CHILE	98.25	59.57	284,941.0	90,085.0	51,470.0
Diprel Brasil Ltda.	c	NC	(1)	Portfolio company	RIO DE JANEIRO—BRAZIL	100.00	60.62	S/D	S/D	S/D
Empresa Electrica de Colina Ltda.	a	FC	(3)	Complete electricity and related materials cycle	COLINA—CHILE	100.00	59.57	88.0	478.0	677.0
Luz Andes Ltda.	a	FC	(3)	Transmission, distribution and sale of energy and fuels	SANTIAGO—CHILE	100.00	59.57	1.0	1,062.0	99.0
Cerj Overseas Inc.	c	FC	(1)	Portfolio company	PANAMÁ	100.00	59.20	0.0	(212.0)	61.0
Companhia de Electricidade do Rio de Janeiro S.A. (CERJ)	c	FC	(1)	Production, transmission and distribution of electricity	RIO DE JANEIRO—BRAZIL	88.20	59.20	915.0	(488.0)	(75.0)
Empresa Distribuidora Sur S.A. (EDESUR)	b	FC	(1)	Distribution and retailing of electric power	BUENOS AIRES—ARGENTINA	99.43	45.68	2,076.0	66.0	(17.0)
Companhia Energetica do Ceara, S.A. (COELCE).	c	FC	(1)	Complete electric power cycle	FORTALEZA—BRAZIL	58.86	44.59	433.0	705.0	38.0
Codensa, S.A.	e	FC	(1)	Distribution and retailing of electric power	BOGOTA—COLOMBIA	48.48	43.95	1,320,928.0	2,287,036.0	147,984.0
Empresa de Distribuc. Elec. de Lima Norte, S.A. (EDELNOR)	d	FC	(1)	Generation, transmission and distribution of electric power	LIMA—PERU	60.00	38.26	1,092.0	97.0	93.0
Sociedad Agricola de Cameros Ltda.	a	FC	(1)	Exploitation of farm land	SANTIAGO—CHILE	57.50	34.86	5,738.0	1,268.0	(88.0)
Aguas Santiago Poniente, S.A.	a	FC	(1)	Production and distribution of potable water	SANTIAGO—CHILE	55.00	33.34	2,971.0	(677.0)	(101.0)
Construcciones y Proyectos Los Maitenes, S.A.	a	FC	(1)	Civil works and construction of facilities	SANTIAGO—CHILE	55.00	33.34	3,680.0	(3,299.0)	901.0
Sociedad Agricola Pastos Verdes Ltda.	a	FC	(1)	Exploitation of farm land	SANTIAGO—CHILE	55.00	33.34	37,029.0	32,235.0	789.0
Distrilec Inversora S.A.	b	FC	(1)	Portfolio company	BUENOS AIRES—ARGENTINA	51.51	30.76	1,111.0	139.0	(13.0)
Sacme, S.A.	b	EM	(28)	Supervision and control of the electricity system in Buenos Aires	BUENOS AIRES—ARGENTINA	50.00	22.84	0.0	0.7	0.0
Endesa Chile	a	FC	(2)	Complete electric power cycle	SANTIAGO—CHILE	59.98	36.36	1,039,796.0	374,742.0	78,131.0
Transportadora de Energia, S.A.	b	FC	(1)	Generation, transmission and distribution of electric power	ARGENTINA	100.00	71.35	56.0	12.0	14.0

Capital de Energia S.A.	e	FC	(1)	Portfolio company	BOGOTA—COLOMBIA	100.00	64.88	195,351.0	2,181,594.0	86,294.0
Compañia Electrica Cono Sur, S.A.	a	FC	(2)	Portfolio company	PANAMÁ	100.00	36.36	892,852.0	286,356.4	(71,496.0)
Compañia Electrica Tarapaca, S.A. (CELTA)	a	FC	(2)	Complete electric power cycle	SANTIAGO—CHILE	100.00	36.36	80,500.0	(8,113.0)	8,116.0
Endesa Chile Internacional	f	FC	(2)	Portfolio company	GEORGE TOWN—CAYMAN ISLANDS	100.00	36.36	518,138.0	(70,946.0)	(82,066.0)
Endesa de Colombia, S.A.	e	FC	(1)	Portfolio company	NEIVA—COLOMBIA	100.00	36.36	4,511.0	147,675.0	(6,808.0)
Inverandes, S.A.	b	NC	(1)	Portfolio company	ARGENTINA	100.00	36.36	3.4	S/D	S/D
Inversiones Endesa Norte, S.A.	a	FC	(2)	Portfolio company	SANTIAGO—CHILE	100.00	36.36	72,279.0	1,512.0	6,704.0
Endesa Argentina, S.A.	b	FC	(1)	Portfolio company	BUENOS AIRES—ARGENTINA	99.99	36.36	85.0	(187.0)	238.0
Endesa Brasil Participaçoes Ltda.	a	FC	(1)	Portfolio company	RIO DE JANEIRO—BRAZIL	100.00	36.36	0.1	1.9	(7.0)
Endesa Inversiones Generales, S.A. (ENIGESA)	a	FC	(2)	Portfolio company	SANTIAGO—CHILE	100.00	36.35	1,021.0	269.0	1,111.0
Sdad. Concesionaria del Tunel el Melon, S.A.	a	NC	(2)	Execution, construction and exploitation of the "El Melón" tunnel	SANTIAGO—CHILE	99.95	36.34	8,714.0	(12,988.0)	(2,266.0)
Ingendesa do Brasil, Ltda.	a	NC	(1)	Project engineering consulting services	RIO DE JANEIRO—BRAZIL	100.00	35.51	117,570.0	(73,416.0)	116,670.0
Empresa de Ingenieria Ingendesa, S.A. (INGENDESA)	a	FC	(2)	Engineering services	SANTIAGO—CHILE	97.64	35.50	1,880.0	156.0	1,602.0
Empresa Electrica Pangue, S.A.	a	FC	(2)	Complete electric power cycle	SANTIAGO—CHILE	99.99	39.54	71,796.0	87.0	37,166.0
Empresa Generadora de Energia Electrica, S.A. (EMGESA)	e	FC	(1)	Electric power production	BOGOTA—COLOMBIA	48.48	35.62	1,530,694.0	2,778,083.0	193,968.0
Lajas Inversora, S.A.	a	FC	(2)	Portfolio company	PANAMÁ	100.00	33.77	410,847.0	(9,265.0)	3,267.0
Empresa Electrica Pehuenche, S.A.	a	FC	(2)	Complete electric power cycle	SANTIAGO—CHILE	92.65	33.69	157,972.0	18,658.0	45,798.0
Centrais Electricas Cachoeira Dourada, S.A.	c	FC	(1)	Production and retailing of electric power	GOIANIA—BRAZIL	99.61	33.64	289.0	534.0	72.0
Central Hidroelectrica de Betania, S.A.	e	FC	(1)	Electric power production	NEIVA—COLOMBIA	85.62	31.13	249,662.0	1,260,407.0	131,167.0
Compañia Electrica San Isidro, S.A.	a	FC	(2)	Complete electric power cycle	SANTIAGO—CHILE	50.00	27.27	30,761.0	19.0	13,178.0
Hidroinvest, S.A.	b	FC	(1)	Portfolio company	BUENOS AIRES—ARGENTINA	69.93	25.43	17.9	229.9	41.7
Generandes Peru, S.A.	d	FC	(2)	Portfolio company	LIMA—PERU	59.63	21.68	1,136.0	407.0	121.0
Central Costanera, S.A.	b	FC	(1)	Production and retailing of electric power	BUENOS AIRES—ARGENTINA	64.27	23.37	171.0	627.0	36.0
Gas Atacama, S.A.	a	EM	(2)	Administration and management of related companies	SANTIAGO—CHILE	—	18.18	173,083.0	(8,518.0)	386.0
Atacama Finance Co.	a	EM	(2)	Funding of Atacama project	GEORGE TOWN—CAYMAN ISLANDS	—	18.18	3,741.0	539.0	946.0
Energex Co.	a	EM	(2)	Portfolio company	GEORGE TOWN—CAYMAN ISLANDS	—	18.18	6.0	(231.0)	97.0
Gasoducto Atacama Chile Ltda.	a	EM	(2)	Transmission of natural gas	SANTIAGO—CHILE	0.05	18.18	36,555.0	9,603.0	5,293.0
Gasoducto Atacama Argentina Ltda.	a	EM	(2)	Transmission of natural gas	SANTIAGO—CHILE	0.05	18.18	59,411.0	(6,339.0)	1,476.0
Inversiones Electricas Quillota, S.A.	a	EM	(2)	Portfolio company	SANTIAGO—CHILE	50.00	18.18	15,305.0	1,994.0	6,580.0
Inversiones Gas Atacama Holding, Ltda.	a	EM	(2)	Transmission of natural gas	SANTIAGO—CHILE	50.00	18.18	177,562.0	(12,138.0)	(475.0)
Gas Atacama Generacion Ltda.	a	EM	(2)	Complete electric power cycle	SANTIAGO—CHILE	0.05	18.18	67,840.0	(11,840.0)	3,259.0
Consorcio Ingendesa-Ara Ltda.				Project engineering consulting services	SANTIAGO—CHILE	50.00	17.8	S/D	S/D	S/D
Consorcio Ingendesa-Minmetal Ltda.	a	EM	—	Engineering services	SANTIAGO—CHILE	50.00	17.75	2,000.0	1,360.0	(1,546.0)
Hidroelectrica El Chocon, S.A.	b	FC	(1)	Electric power production	BUENOS AIRES—ARGENTINA	65.19	17.25	330.0	340.0	37.0
Inversiones Electrogas, S.A.	a	EM	(2)	Portfolio company	SANTIAGO—CHILE	42.50	15.45	10,303.7	2,637.0	5,857.0
Edegel, S.A.	d	FC	(2)	Production and retailing of electric power	LIMA—PERU	63.56	13.78	2,274.0	414.0	165.0

Transmisora Electrica de Quillota Ltda. (TRANSQUILLOTA)	a	EM	(2)	Transmission and distribution of electric power	SANTIAGO—CHILE	50.00	13.64	3,507.1	1,575.0	310.0
Empresa de Energia de Bogota, S.A. (EEB)	e	NC	(1)	Portfolio company	BOGOTA—COLOMBIA	11.00	8.08	1,165,942.0	3,786,951.0	23,046.0
Elesur, S.A.	a	FC	(1)	Portfolio company	SANTIAGO—CHILE	100.00	100.00	2,459,783.0	(18,397.0)	(946,235.0)
Endesa Internacional Energia LTD.	c	FC	—	Portfolio company	RIO DE JANEIRO—BRAZIL	100.00	100.00	60.0	(42.0)	0.0
Inversiones Cesa, S.L.		FC	(1)	Portfolio company	MADRID—SPAIN	100.00	100.00	159.0	(49.0)	4.0
Compañía de Inversiones Chispa Uno, S.A.	a	FC	(1)	Portfolio company	SANTIAGO—CHILE	99.89	99.89	39,168.0	(216.0)	(54,850.0)
Luz de Bogota, S.A.	e	FC	(1)	Portfolio company	BOGOTA—COLOMBIA	100.00	82.08	336,781.0	1,707,111.0	54,122.0
Central Geradora Termelectrica Fortaleza, S.A.	c	FC	(1)	Development of combined-cycle plant project	CEARA—BRAZIL	100.00	80.78	152.0	0.0	0.0
Compañia Peruana de Electricidad, S.A. (CPE)	d	FC	(1)	Portfolio company	LIMA—PERU	100.00	79.38	129.0	50.0	14.0
Empresa Electrica de Cabo Blanco, S.A.	d	FC	(1)	Portfolio company	LIMA—PERU	80.00	80.00	76.0	2.0	9.0
Investluz, S.A.	c	FC	(1)	Portfolio company	SAO PAULO—BRAZIL	100.00	74.78	955.0	(74.0)	48.0
Luz de Panama Inc.	c	FC	(1)	Advice on financial and commercial aspects of capital goods and equipment	PANAMÁ	100.00	74.78	0.0	(5.0)	5.0
Comercializadora de Energia del MERCOSUR, S.A. (CEMSA)	b	FC	(1)	Retailing of power in Mercosur	BUENOS AIRES—ARGENTINA	100.00	71.36	14.0	21.0	3.0
Companhia de Interconexao Energetica, S.A. (CIEN)	c	FC	(1)	Production, transmission and distribution of electric power	RIO DE JANEIRO—BRAZIL	99.99	71.35	285.0	(56.0)	345.0
Compañía de Transmision del MERCOSUR, S.A. (CTM)	b	FC	(1)	Production, transmission and distribution of electric power	BUENOS AIRES—ARGENTINA	100.00	71.35	14.0	16.0	(2.0)
Generalima, S.A.	d	FC	(1)	Portfolio company	LIMA—PERU	72.50	72.50	163.0	(57.0)	1.0
Sociedad Inversora Dock Sud, S.A. (DOCK SUD)	b	FC	(1)	Portfolio company	BUENOS AIRES—ARGENTINA	57.14	57.14	431.0	(196.0)	28.0
Empresa Electrica de Piura, S.A.	d	FC	(1)	Electric power production	LIMA—PERU	60.00	48.00	125.5	5.0	15.0
Empresa de Generac. Termoelec. Ventanilla, S.A. (ETEVENSA)	d	FC	(1)	Electric power production	LIMA—PERU	60.00	43.50	270.0	(10.0)	(2.0)
Consorcio Energetico Punta Cana-Macao, S.A. (CEPM)	f	EM	(4)	Production, transmission and distribution of electric power	DOMINICAN REPUBLIC	40.00	40.00	11.0	32.0	6.0
Central Dock Sud, S.A.	b	FC	(1)	Production, transmission and distribution of electric power	BUENOS AIRES—ARGENTINA	69.76	39.86	502.0	(264.0)	39.0
Yacylec, S.A.	b	EM	(1)	Transmission of electric power	BUENOS AIRES—ARGENTINA	22.22	22.22	106.0	9.0	11.0
Empresa Propietaria de la Red, S.A.	a	NC	—	Construction of an interconnection line in Central America	PANAMA	14.29	14.29	S/D	S/D	S/D
EUROPE
Endesa Europa, S.L.		FC	(1)	Endesa business activities in Europe	MADRID	100.00	100.00	367.0	1,077.0	52.0
Endesa Trading, S.A.		FC	(1)	Trading in Europe	MADRID	100.00	100.00	0.8	1.6	0.2
Endesa Power Trading Ltd.		FC	(1)	Trading in Europe	LONDON-ENGLAND	100.00	100.00	0.0	(1.1)	0.4
Endesa Italia S.R.L.		FC	(1)	Electric power production	ROME-ITALY	51.00	51.00	700.8	1,777.9	67.6
Endesa Italia Power & Fuel, S.R.L.		FC	(1)	Retailing of electricity and other energy products	ROME-ITALY	100.00	51.00	0.1	0.0	0.5
Ergon Energia, S.R.L.		NC	—	Retailing of electricity	BRESCIA—ITALIA	50.00	50.00	0.6	0.0	0.0
Pego Energia Electrica, S.A. (PEGOP)		EM	(3)	Operation of fossil-fuel plants and production of electric power	ABRANTES—PORTUGAL	44.98	44.98	0.1	0.0	4.1
Tejo Energia, S.A.		EM	(2)	Production, transmission and distribution of electric power	ABRANTES—PORTUGAL	35.00	35.00	49.9	78.8	43.5
Carbopego, S.A.		EM	(3)	Purchase, sale, transmission and storage of fuel	ABRANTES—PORTUGAL	33.32	33.32	0.1	5.8	0.7

Energie Electrique de Tahaddart, S.A.	f	NC	(1)	Construction and operation of a combined cycle power plant	TANGIER—MOROCCO	32.00	32.00	745.0	0.0	0.0
Societe Nationale d'Electricitè et de Thermiqe, S.A. (SNET)		EM	(4)	Electric power production	PARIS-FRANCE	30.00	30.00	569.2	7.5	13.6
Soprolif, S.A.		EM	(1)	Construction of a fluidized bed boiler in Gardanne	FRANCE	25.00	28.00	15.2	(12.4)	1.4
Lyonnaise Des Eaux Casablanca (LYDEC)	g	NC	(17)	Water supply	CASABLANCA—MORROCCO	18.00	18.00	800.0	16.4	219.7
Towarowa Gielda Energii, S.A.	h	NC	(1)	Organized electricity market	POLAND	10.00	10.00	14.5	(4.2)	(0.3)
Powernext, S.A.		NC	—	Organized electricity market	PARIS-FRANCE	5.00	5.00	10.0	(2.4)	(0.3)
Endex N.V.		NC	—	Organized electricity market	AMSTERDAM-NETHERLANDS	2.54	2.54	0.5	9.6	(1.2)

        In the case of companies heading groups, the figures relating to capital, reserves and income/loss are consolidated figures.

N/D
No data at the date of preparation of these consolidated financial statements.

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  EXHIBIT 8.1